Exhibit 99.1

1 Investor Presentation │February 8, 2022 Investor Presentation February 8, 2022

2 Investor Presentation │February 8, 2022 Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of February 8, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12 - 21 of our Form 10 - K filed on February 26, 2021 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Investor Presentation │February 8, 2022 Matson: At - a - Glance OCEAN TRANSPORTATION • A leading U.S. carrier in the Pacific • Lifeline to economies of Hawaii, Alaska, Guam and other Pacific islands • Niche, premium, expedited services from China to Southern California • 35% ownership in SSAT that operates 8 West Coast terminals • LTM 3Q21 segment revenue of $2,651 million LOGISTICS • Top 10 integrated, asset - light logistics services • Freight forwarding, rail intermodal, highway brokerage, warehousing, and supply chain management services • Leverages Matson and Span Alaska brands • Scalable model with high ROIC • LTM 3Q21 segment revenue of $708 million See Appendix for a reconciliation of GAAP to non - GAAP Financial Metrics (1) Net Income in 2017 includes the benefit of a one - time, non - cash adjustment of $154.0 million related to the enactment of the Tax Cuts and Jobs Act. $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ in millions Operating Income Net Income EBITDA (1) Operating Income, Net Income and EBITDA Financial Return Metrics 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 Return on Equity (ROE) Return on Invested Capital (ROIC) (1) (1)

4 Investor Presentation │February 8, 2022 Matson Today: Connecting the Pacific

5 Investor Presentation │February 8, 2022 Investment Highlights Unique Network Connecting the Pacific • Providing critical supply lifelines to economies throughout the Pacific • Strong market positions in attractive niche markets with multi - decade customer relationships • Dual head - haul economics on China - to - Long Beach Express (CLX) s ervice • Logistics ’ business lines complement ocean services and drive high ROIC opportunities World - Class Operator and Premium Service Provider • Fastest transit and cargo availability creates competitive advantage and premium rates for China service • Fastest transit time to Guam from U.S. West Coast with superior on - time performance • Well - maintained fleet with industry - leading on - time performance • Dedicated terminals with best - in - class truck turns and unmatched cargo availability • Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub - and - spoke efficiency Increasingly Diversified Cash Flows • Increasingly diversified cash flows from: - Distinct ocean tradelane service routes, - A niche provider of logistics services complementing the tradelane services, and - An equity investment in SSAT, a leading U.S. West Coast terminal operator Organic Growth Opportunities • Initiated four new ocean services since May 2020 : CLX+, AAX, CCX and CAX • Pursue opportunities that l everage the combined services of Ocean Transportation and Logistics Stable, Growing and Defensible Cash Flow Generation • Financial strength to invest to grow the core businesses, pursue strategic opportunities and return capital to shareholders • Approximately $1 billion investment in Hawaii fleet renewal and supporting infrastructure • Approximately $700 million in investments for Alaska entry over last 6 years Commitment to Returning Cash to Shareholders • As of December 31, 2021 , ~ $585 million returned to shareholders through share repurchases and dividends since becoming public in 2012 • June 2021: announced ~30% increase in quarterly dividend and 3 million share repurchase program (~2.2 million shares repurchased through January 26, 2022) • Compelling dividend yield with dividend growth history Strong Balance Sheet • Investment grade credit metrics • Balance sheet strength leads to low cost of capital

6 Investor Presentation │February 8, 2022 Hawaii Service • 5 U.S. West Coast departures and 3 arrivals in Honolulu per week • Dedicated neighbor island barge service Overview of Service Matson’s Focus • Maintain best - in - class on - time arrival and cargo availability • Dedicated terminals and fully - integrated cargo delivery to major neighbor islands Market Overview • Competitors: – Pasha – Barges – Air freight 9 - ship deployment Note: excludes impact of California - China Express service, which is temporary.

China Service

Overview of Service

Service	Frequency	US West Coast Ports
CLX (started 2005)	Weekly from Ningbo/Shanghai	Long Beach
CLX+ (started May 2020)	Weekly from Ningbo/Shanghai	Long Beach
CCX (started July 2021)	3 out of every 5 weeks from Ningbo/Shanghai	Oakland, Long Beach

- Launched China-Auckland Express (CAX) in June 2021
- Feeder services from other Asian port origins
- CLX, CLX+, CCX and CAX are premium services providing an alternative to deferred air freight and other ocean carriers
- Dedicated terminal space in Long Beach with off-dock container yard
- Door-to-door services in coordination with Matson Logistics

Matson's Focus

- Continue to differentiate services with reliability as a premium service provider
- Attract new customers away from air freight
- Continue to find opportunities to lower breakeven cost on CLX+

Market Overview

- Competitors:
  - Other transpacific carriers
  - Air freight carriers



BONDED OFF-DOCK CONTAINER YARD PRIMARY
OFF-DOCK CONTAINER YARD OVERFLOW
3.5 miles
PIER A – OWNED AND OPERATED BY MATSON JV
EXCLUSIVE USE TERMINAL
CLX+
CLX

Port of Long Beach

CLX is the #1 Transpacific Service and CLX+ is #2

- Expedited, 10-day transit from Shanghai
- Exclusive terminal (for CLX) – unrivaled speed
- Next day cargo availability at off-dock facility

7 | Investor Presentation | February 8, 2022

Matson.

8 Investor Presentation │February 8, 2022 Alaska Service • Twice weekly service to Anchorage and Kodiak • Weekly service into Dutch Harbor • Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor Overview of Service Matson’s Focus Current 3 - Ship Deployment • Maintain excellence in on - time cargo availability • Expand premium SB service differentiation • Market Alaska - to - Asia Express (AAX) service for ‘A’ fishing season Market Overview • Competitors: TOTE, barges, air freight and OTR trucking • Air freight rates are very high relative to the cost of goods being shipped • NB volume growth tied to Alaska’s economy • SB volume tied to seasonality of seafood harvests Note: Picture excludes AAX service from Dutch Harbor as backhaul service on the CLX+.

9 Investor Presentation │February 8, 2022 Guam Service • Weekly service to Guam as part of CLX service • 3 - to - 5 day ocean transit advantage from U.S. West Coast Overview of Service Matson’s Focus • Maintain superior service and on - time performance • Fight for every piece of freight Market Overview • Competitors: – APL (U.S. flagged service) • Trans - ships in Yokohama, Japan and Busan, South Korea to Guam via a 2 - ship feeder service – International carriers with Asia direct services – Air freight

10 Investor Presentation │February 8, 2022 SSAT Joint Venture • Matson owns a 35% interest in SSA Terminals, LLC (SSAT), the leading U.S. West Coast terminal operator – SSAT currently provides terminal and stevedoring services to carriers at 8 terminal facilities Overview SSAT is the best operator on the U.S. West Coast. -$10 $0 $10 $20 $30 $40 $50 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM $ in millions SSAT JV Equity Income (Loss) (9/30/21) Port Terminal Acreage Long Beach Pier A 196 C60 68 Tacoma West Sitcum 123 Oakland OICT 270 B63 80 Seattle T - 5 65* T - 18 196 T - 30 70 * Further redevelopment of site could bring terminal to potentially ~143 acres.

11 Investor Presentation │February 8, 2022 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2015 2016 2017 2018 2019 2020 LTM Operating Income Margin Operating Income ($ in millions) Operating Income Operating Income Margin Matson Logistics Note: Acquired Span Alaska in 3Q 2016. (As of 9/30/21) Transportation Brokerage • Domestic and international rail intermodal • Long - haul and regional highway trucking • Less - than - truckload and expedited freight • Over 1.5 million sq. ft. across 4 buildings in attractive port - based locations • Mix of contract and public warehouses Supply Chain Mgmt. and Other • PO management, freight forwarding and NVOCC services • Organically grown from Matson’s CLX service Warehousing and Distribution Overview of Services Operating Income and Margin Freight Forwarding • LCL consolidation and freight forwarding primarily to the Alaska market through Span Alaska

12 Investor Presentation │February 8, 2022 Appendix

13 Investor Presentation │February 8, 2022 Appendix – Non - GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non - GAAP measures to evaluate performance, make day - to - day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period - over - period operating results separ ate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular peri od. These non - GAAP measures include, but are not limited to, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Re turn on Invested Capital (“ROIC”), Return on Equity (“ROE”), Total Debt - to - EBITDA and Net Debt - to - EBITDA.